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Exhibit 23.1

CONSENT OF PETERSON & CO., LLP, INDEPENDENT AUDITORS

        We consent to the incorporation by reference in this Registration Statement of Aldila, Inc. on form S-3 of our report dated February 13, 2004, appearing in the Annual Report on Form 10-K/A of Aldila, inc. for the year ended December 31, 2003, and to the reference to us under the heading "Experts") in the Prospectus, which is part of this Registration Statement.

/s/  PETERSON & CO., LLP

San Diego, California
July 30, 2004

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  Exhibit 23.1
CONSENT OF PETERSON & CO., LLP, INDEPENDENT AUDITORS